SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

November 6, 2001

INTERNATIONAL GAME TECHNOLOGY

 (Exact name of registrant as specified in its charter)

Nevada	001-10684	88-0173041

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9295 Prototype Drive, Reno, Nevada 89511

(Address of principal executive offices) (Zip Code)

(775) 448-7777

(Registrant’s telephone number, including area code)

not applicable

(Former name or former address, if changed since last report.)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 5. Other Events.

         On November 6, 2001, International Game Technology announced results for its fourth quarter and fiscal year 2001. The full text of the press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

Exhibit No.	Description

99.1	Text of press release, dated November 6, 2001, of the Registrant.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY (Registrant)

Date: November 6, 2001	By:	/s/ Maureen T. Mullarkey

	Name: Its:	Maureen T. Mullarkey Senior Vice President of Finance and Chief Financial Officer

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